                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated January 30, 2007,  between  Residential
Funding  Company,  LLC,  a Delaware  corporation  ("RFC")  and  Residential  Funding  Mortgage
Securities I, Inc., a Delaware corporation (the "Company").

                                           Recitals

        I.     RFC  has   entered   into   contracts   ("Seller   Contracts")   with   various
seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

        II.    The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

        III.   The Company,  RFC, as master  servicer and U.S. Bank National  Association,  as trustee (the "Trustee"),  are entering into a Series  Supplement,  dated as of January 1, 2007
(the "Series  Supplement"),  to the Standard Terms of Pooling and Servicing  Agreement,  dated as of November 1, 2006  (together  with the Series  Supplement,  the  "Pooling  and  Servicing
Agreement"),   pursuant  to  which  the  Company  proposes  to  issue  Mortgage   Pass-Through
Certificates,  Series  2007-S1 (the  "Certificates")  consisting of classes  designated as the
Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-5,  Class A-6,  Class A-7,  Class A-8,
Class A-9, Class A-10,  Class A-11,  Class A-12,  Class A-13,  Class A-14,  Class A-15,  Class
A-16, Class A-17, Class A-V, Class A-P, Class R-I and Class R-II  Certificates  (collectively, the "Senior  Certificates"),  Class M-1, Class M-2 and Class M-3  Certificates  (collectively,
the  "Class  M   Certificates")   and  Class  B-1,  Class  B-2  and  Class  B-3   Certificates
(collectively,  the "Class B Certificates"),  representing beneficial ownership interests in a trust fund consisting  primarily of a pool of mortgage loans  identified in Exhibit One to the
Series Supplement (the "Mortgage Loans").

        IV.    In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC the Class A-P  Certificates,  Class A-V  Certificates  and a de minimis  portion of the
Class R-I and Class R-II Certificates (collectively the "Retained Certificates").

        V.     In connection  with the purchase of the Mortgage  Loans and the issuance of the
Certificates,  RFC wishes to make certain  representations  and  warranties to the Company and to assign  certain of its rights under the Seller  Contracts  to the Company,  and the Company
wishes to assume certain of RFC's obligations under the Seller Contracts.

        VI.    The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

Section 1.       All  capitalized  terms used but not defined  herein  shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

Section 2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company  without  recourse  all of its right,  title and  interest in and to the  Mortgage
Loans,  including all interest and principal,  and with respect to any Sharia  Mortgage Loans, all  amounts in respect of profit  payments  and  acquisition  payments,  received  on or with respect to the Mortgage  Loans after  January 1, 2007 (other than  payments of  principal  and interest,  and with  respect to any Sharia  Mortgage  Loans,  all amounts in respect of profit
payments  and  acquisition  payments,   due  on  the  Mortgage  Loans  in  January  2007).  In
consideration  of such  assignment,  RFC or its  designee  will  receive  from the  Company in
immediately   available  funds  an  amount  equal  to  $522,681,926.70   plus  the  Class  A-P
Certificates,  Class A-V Certificates  and a de minimis portion of the Retained  Certificates.
In  connection  with such  assignment  and at the Company's  direction,  RFC has in respect of each  Mortgage Loan  endorsed the related  Mortgage  Note (other than any  Destroyed  Mortgage
Note) to the order of the  Trustee  and  delivered  an  assignment  of  mortgage  or  security instrument,  as  applicable,  in  recordable  form to the Trustee or its agent.  A  "Destroyed
Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

Section 3.       RFC and the Company  agree that the sale of each Pledged  Asset Loan pursuant to this  Agreement will also  constitute  the  assignment,  sale,  setting-over,  transfer and conveyance to the Company,  without recourse (but subject to RFC's covenants,  representations and warranties  specifically  provided  herein),  of all of RFC's obligations and all of RFC's right,  title and  interest in, to and under,  whether now  existing or hereafter  acquired as owner of such  Pledged  Asset Loan with  respect to any and all  money,  securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit  accounts,  certificates  of  deposit,  commodities  contracts,  and other  investment property and other  property of whatever kind or  description  consisting  of, arising from or related to, (i) the Credit Support Pledge  Agreement,  the Funding and Pledge  Agreement among the Mortgagor or other Person pledging the related Pledged Assets (the  "Customer"),  Combined
Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral
Agreement  between  GMAC  Mortgage,  LLC  and  the  Customer   (collectively,   the  "Assigned
Contracts"),  (ii) all rights,  powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection  with the Assigned  Contracts,  whether arising under the terms of such
Assigned  Contracts,  by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including all rights to exercise  any  election  or  option or to make any  decision  or  determination  or to give or receive any notice,  consent,  approval or waiver  thereunder,  (iii) the  Pledged Amounts and
all  money,  securities,  security  entitlements,   accounts,  general  intangibles,   payment
intangibles,  instruments,  documents, deposit accounts,  certificates of deposit, commodities contracts,  and other  investment  property and other property of whatever kind or description and, all cash and non-cash  proceeds of the sale,  exchange,  or redemption  of, and all stock or  conversion  rights,  rights to  subscribe,  liquidation  dividends or  preferences,  stock dividends, rights to interest,  dividends,  earnings, income, rents, issues, profits, interest payments or other  distributions  of cash or other property that secures a Pledged Asset Loan,
(iv) all  documents,  books and records  concerning  the  foregoing  (including  all  computer programs,  tapes,  disks and  related  items  containing  any such  information)  and  (v) all insurance proceeds (including  proceeds from the Federal Deposit Insurance  Corporation or the
Securities  Investor  Protection  Corporation  or any other  insurance  company) of any of the foregoing or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the
conversion,   voluntary  or  involuntary,  of  any  thereof.  The  foregoing  transfer,  sale, assignment and  conveyance  does not constitute and is not intended to result in the creation, or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection with the Pledged Assets or under any agreement or instrument  relating thereto,  including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Section 2  shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is, further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the
Company to secure a debt or other obligation of RFC.  However,  in the event that the Mortgage
Loans are held to be property of RFC,  or if for any reason this  Agreement  is held or deemed to create a security  interest  in the  Mortgage  Loans,  then it is  intended  that  (a) this
Agreement  shall be a  security  agreement  within  the  meaning  of  Articles 8  and 9 of the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction;  (b) the  conveyance  provided  for in this  Section  shall be deemed to be, and hereby is, a grant by RFC to the Company of a security  interest in all of RFC's right,  title and  interest,  whether  now  owned  or  hereafter  acquired,  in and to any and  all  general intangibles,  payment intangibles,  accounts,  chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment property  consisting of, arising from or relating to any of the following:  (A) the
Mortgage  Loans,  including  (i) with  respect to any Cooperative  Loan, the related  Mortgage
Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative Stock Certificate,
Cooperative  Lease,  any insurance  policies and all other  documents in the related  Mortgage
File (ii) with  respect  to any  Sharia  Mortgage  Loan,  the  related  Sharia  Mortgage  Loan
Security  Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,   Obligation  to  Pay,
Assignment  Agreement and  Amendment of Security  Instrument,  any insurance  policies and all other  documents in the related  Mortgage  File and  (iii) with  respect to each Mortgage Loan other than a  Cooperative  Loan or Sharia  Mortgage  Loan,  the  related  Mortgage  Note,  the
Mortgage,  any  insurance  policies  and all other  documents  in the related  Mortgage  File,
(B) all  monies due or to become due pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof and (C) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts  from time to time held or invested in the  Certificate  Account or the  Custodial
Account,  whether in the form of cash,  instruments,  securities  or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other  items of  property  as  constitute  instruments,  money,  payment  intangibles,
negotiable  documents,   goods,  deposit  accounts,  letters  of  credit,  advices  of  credit investment  property or chattel paper shall be deemed to be  possession by the secured  party, or possession by a purchaser or a person  designated  by such secured  party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction  (including,  without limitation,
Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons  holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property, shall  be  deemed  notifications  to,  or  acknowledgments  receipts  or  confirmations  from, securities  intermediaries,  bailees or agents of, or persons  holding for (as applicable) the
Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the Mortgage Loans and the other property  described  above,  such security  interest would be determined to be a perfected  security  interest of first  priority  under  applicable law and will be  maintained  as such  throughout  the term of this  Agreement.  Without  limiting  the generality  of the  foregoing,  RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed,  at the expense of RFC,  all filings  necessary  to maintain  the  effectiveness  of any  original filings  necessary  under the  Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the Company's  security  interest in or lien on the Mortgage Loans,  including without limitation  (x) continuation  statements,  and (y) such other  statements as may be occasioned by (1) any  change of name of RFC or the Company,  (2) any  change of location of the place of business or the chief executive  office of RFC or, (3) any  transfer of any interest of RFC in any Mortgage Loan.

        Notwithstanding  the  foregoing,  (i) the  Master  Servicer shall retain all servicing rights (including,  without  limitation,  primary servicing and master servicing)  relating to or arising out of the Mortgage  Loans,  and all rights to receive  servicing  fees,  servicing income and other  payments made as  compensation  for such  servicing  granted to it under the
Pooling  and  Servicing  Agreement  pursuant  to the terms and  conditions  set forth  therein
(collectively,  the "Servicing  Rights") and (ii) the Servicing Rights are not included in the collateral  in which RFC grants a security  interest  pursuant  to the  immediately  preceding paragraph.

Section 4.       Concurrently  with the  execution  and delivery  hereof,  the Company  hereby assigns to RFC without  recourse all of its right,  title and interest in and to the Class A-P and Class A-V  Certificates  and a de minimis portion of the Retained  Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

Section 5.       RFC  represents  and  warrants to the Company  that on the date of  execution hereof (or, if otherwise specified below, as of the date so specified):

(i)     The  information  set forth in Exhibit One to the Series  Supplement  with  respect to each  Mortgage  Loan or the Mortgage  Loans,  as the case may be, is true and correct,  in all material respects, at the date or dates respecting which such information is furnished;

(ii)    Except in the case of no more than 2.6% of the  Mortgage  Loans,  each  mortgage  loan with a  Loan-to-Value  Ratio at  origination  in excess of 80%,  will be  insured by a primary mortgage  insurance  policy  (a  "Primary  Insurance  Policy")  covering  at least  30% of the principal  balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between
95.00% and 90.01%,  at least 25% of the balance of the  mortgage  loan at  origination  if the
Loan-to-Value  Ratio is between  90.00%  and  85.01%,  and at least 12% of the  balance of the mortgage loan at  origination  if the  Loan-to-Value  Ratio is between  85.00% and 80.01%.  To the best of the Company's  knowledge,  each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(iii)   Each  Primary  Insurance  Policy  insures  the named  insured and its  successors  and assigns,  and the  issuer of the  Primary  Insurance  Policy  is an  insurance  company  whose claims-paying ability is currently acceptable to the Rating Agencies;

(iv)    Immediately  prior to the  assignment  of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any  pledge,
lien,   encumbrance  or  security  interest  (other  than  rights  to  servicing  and  related compensation  and,  with respect to certain  Mortgage  Loans,  the monthly  payment due on the first Due Date  following  the  Cut-off  Date),  and no action  has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability  of any Mortgage Loan or the interests therein of any holder of the Certificates;

(v)     No  Mortgage  Loan is 30 or more days  delinquent  in the  payment  of  principal  and interest as of the Cut-off  Date and no Mortgage  Loan has been so  Delinquent  more than once in the 12 month period prior to the Cut-off Date.

(vi)    Subject to clause (v) above as respects  delinquencies,  there is no default,  breach, violation or event of  acceleration  existing under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default, breach,  violation or event of acceleration,  and no such default,  breach, violation or event of  acceleration  has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

(vii)   There is no delinquent tax or assessment lien against any Mortgaged Property;

(viii)  No  Mortgagor  has any right of offset,  defense  or  counterclaim  as to the  related
Mortgage  Note or Mortgage  except as may be provided  under the  Servicemembers  Civil Relief
Act;

(ix)    None of the Mortgage Loans are Buy-Down Mortgage Loans;

(x)     There are no  mechanics'  liens or claims for work,  labor or material  affecting  any
Mortgaged  Property  which  are or may be a lien  prior  to,  or equal  with,  the lien of the related  Mortgage,  except  such liens  that are  insured  or  indemnified  against by a title insurance policy described under clause (xv) below;

(xi)    Each  Mortgaged  Property  is free of  damage  and in good  repair  and no  notice  of condemnation  has been given with  respect  thereto  and RFC knows of  nothing  involving  any
Mortgaged  Property  that could  reasonably  be expected to  materially  adversely  affect the value or marketability of any Mortgaged Property;

(xii)   Each Mortgage Loan at the time it was made complied in all material  respects with all applicable  local,  state and federal  laws,  including,  but not  limited to, all  applicable anti-predatory lending laws;

(xiii)  Each Mortgage  contains  customary and enforceable  provisions which render the rights and  remedies  of the holder  adequate to realize the  benefits  of the  security  against the
Mortgaged  Property,  including  (i) in the case of a  Mortgage  that is a deed of  trust,  by trustee's sale,  (ii) by summary  foreclosure,  if available  under  applicable law, and (iii)
otherwise  by  foreclosure,  and there is no  homestead  or other  exemption  available to the
Mortgagor  that  would  interfere  with  such  right to sell at a  trustee's  sale or right to foreclosure,  subject  in each  case  to  applicable  federal  and  state  laws  and  judicial precedents with respect to bankruptcy and right of redemption;

(xiv)   With respect to each Mortgage that is a deed of trust, a trustee duly qualified  under applicable  law to serve as such is properly  named,  designated  and  serving,  and except in connection  with a  trustee's  sale after  default by a  Mortgagor,  no fees or  expenses  are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

(xv)    A policy of title  insurance in the form and amount  required by the Program Guide was effective as of the closing of each  Mortgage  Loan,  is valid and binding and remains in full force and  effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xvi)   The  Mortgage  Loans are  conventional,  fixed  rate,  fully-amortizing,  (subject  to interest only periods,  if  applicable)  first lien mortgage loans having terms to maturity of not more than 30 years,  from the date of origination or  modification  with monthly  payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

(xvii)  No Mortgage Loan provides for deferred interest or negative amortization;

(xviii) The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide  including  flood  insurance if required  under the National Flood Insurance Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorize the holder of the Mortgage to obtain and maintain  such  insurance at the
Mortgagor's expense and to seek reimbursement therefore from the Mortgagor;

(xix)   If any of the  Mortgage  Loans are secured by a leasehold  interest,  with  respect to each  leasehold  interest:  the use of  leasehold  estates for  residential  properties  is an accepted  practice in the area where the related  Mortgaged  Property is located;  residential property in such area  consisting  of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision of such lease;  the  leasehold is in full force and effect and is not subject to any prior lien or  encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining term of the lease does not  terminate  less than ten years after the  maturity  date of such  Mortgage
Loan;

(xx)    Each Assigned  Contract  relating to each Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation of the parties thereto,  enforceable in accordance with their terms,  except as limited by bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor's rights;

(xxi)   The  Assignor is the holder of all of the right,  title and  interest as owner of each
Pledged  Asset  Loan  in and to each  of the  Assigned  Contracts  delivered  and  sold to the
Company  hereunder,  and the assignment hereof by RFC validly transfers such right,  title and interest to the  Company  free and clear of any pledge,  lien,  or security  interest or other encumbrance of any Person;

(xxii)  The full amount of the Pledged  Amount with  respect to such  Pledged  Asset  Mortgage
Loan has been  deposited with the custodian  under the Credit Support Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

(xxiii) RFC is a member of MERS,  in good  standing,  and  current  in payment of all fees and assessments  imposed  by MERS,  and has  complied  with all  rules and  procedures  of MERS in connection  with its  assignment  to the Trustee as  assignee  of the Company of the  Mortgage relating to each Mortgage Loan that is registered  with MERS,  including,  among other things, that RFC shall have  confirmed  the  transfer to the Trustee,  as assignee of the Company,  of the Mortgage on the MERS(R)System;

(xxiv)  No instrument  of release or waiver has been executed in connection  with the Mortgage
Loans,  and no  Mortgagor  has been  released,  in whole or in part  from its  obligations  in connection with a Mortgage Loan;

(xxv)   With  respect  to each  Mortgage  Loan,  either  (i) the  Mortgage  Loan is  assumable pursuant to the terms of the  Mortgage  Note or (ii) the  Mortgage  Loan  contains a customary provision  for  the  acceleration  of the  payment  of the  unpaid  principal  balance  of the
Mortgage  Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

(xxvi)  The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future  advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements and as to disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly  Payments  pending  completion  of such  improvements)  have been complied  with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid;

(xxvii) Except with respect to  approximately  4.3% of the Mortgage  Loans,  the appraisal was made by an appraiser who meets the minimum  qualifications  for appraisers as specified in the
Program Guide;

(xxviii)        To the best of RFC's  knowledge,  any  escrow  arrangements  established  with respect to any Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(xxix)  Each  Mortgage  Loan was  originated  (1) by a savings and loan  association,  savings bank,  commercial  bank,  credit  union,  insurance  company  or similar  institution  that is supervised and examined by a federal or state  authority,  (2) by a mortgagee  approved by the
Secretary of HUD  pursuant to Sections 203 and 211 of the National  Housing Act, as amended or
(3) by a  mortgage  broker  or  correspondent  lender in a manner  such that the  Certificates would qualify as "mortgage related  securities"  within the meaning of Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended;

(xxx)   All  improvements  which were  considered in  determining  the Appraised  Value of the
Mortgaged  Properties lie wholly within the boundaries and the building  restriction  lines of the Mortgaged  Properties,  or the policy of title  insurance  affirmatively  insures  against loss or damage by reason of any violation,  variation,  encroachment  or adverse  circumstance that either is disclosed or would have been disclosed by an accurate survey;

(xxxi)  Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation of the  borrower,  or the  consumer  in the case of any Sharia  Mortgage  Loans,  enforceable  in accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor's rights;

(xxxii) None of the Mortgage  Loans are subject to the Home  Ownership  and Equity  Protection
Act of 1994;

(xxxiii)        None of the Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of the loan,  are referred to as (1)  "high-cost" or
"covered" loans or (2) any other similar  designation if the law imposes greater  restrictions or  additional  legal  liability for  residential  mortgage  loans with high  interest  rates, points and/or fees;

(xxxiv)  No  Mortgage  Loan was  originated  on or after  October 1, 2002 and before  March 7,
2003, which is secured by property located in the State of Georgia;

(xxxv)  No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the  Appendix E of the  Standard & Poor's  Glossary For File Format For LEVELS(R)
Version 5.7 Revised  (attached  hereto as Exhibit A);  provided  that no Qualified  Substitute
Mortgage  Loan  shall be a High Cost  Loan or  Covered  Loan (as such  terms  are  defined  in
Appendix  E of the  S&P's  Glossary  For File  Format  For  LEVELS(R)in  effect on the date of substitution),  unless the Company shall have received from S&P written  confirmation that the inclusion  of any such  Mortgage  Loan will not  adversely  affect  the then  current  ratings assigned to any of the Certificates by S&P;

(xxxvi) Each mortgage loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and Treasury Regulations Section 1.860G-2(A)(1);

(xxxvii)       With respect to any Sharia Mortgage Loan,  mortgage  pass-through  certificates or notes  representing  interests in mortgage  loans that are in all material  respects of the same type as the Mortgage  Loans,  and which are  structured to be  permissible  under Islamic law utilizing a declining  balance  co-ownership  structure,  have been,  for a least one year prior to the date hereof,  (a) held by investors  other than employee  benefit plans,  and (b)
rated at least BBB- or Baa3, as applicable, by a Rating Agency; and

(xxxviii)      No  fraud  or  misrepresentation   has  taken  place  in  connection  with  the
origination of any Mortgage Loan.

        RFC shall provide  written  notice to GMAC  Mortgage,  LLC of the sale of each Pledged
Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the Pooling and
Servicing  Agreement,  and shall maintain the Schedule of Additional  Owner Mortgage Loans (as
defined in the Credit Support Pledge  Agreement),  showing the Trustee as the Additional Owner of each such Pledged  Asset Loan,  all in  accordance  with Section 7.1 of the Credit  Support
Pledge Agreement.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of
the  foregoing   representations  and  warranties  in  respect  of  any  Mortgage  Loan  which materially and adversely  affects the interests of any holders of the  Certificates  or of the
Company in such  Mortgage  Loan or upon the  occurrence  of a  Repurchase  Event  (hereinafter defined),  notice of which  breach or  occurrence  shall be given to the Company by RFC, if it discovers  the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and Servicing  Agreement,  either
(i) purchase  such  Mortgage  Loan from the Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such  Mortgage  Loan or (ii)  substitute  a Qualified
Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the manner and  subject to the limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage  Loan pursuant to this Section 4 was the  representation  set forth in clause (xii)
or (xxxviii) of this  Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition  to the  remedies  provided  in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted  from such  breach,  or if incurred  and paid by the
Trust Fund thereafter, concurrently with such payment.

Section 6.       With  respect  to  each  Mortgage  Loan,  a  first  lien   repurchase   event
("Repurchase  Event") shall have  occurred if it is  discovered  that, as of the date thereof, the related  Mortgage  was not a valid first lien on the related  Mortgaged  Property  subject only to (i) the lien of real  property  taxes and  assessments  not yet due and payable,  (ii)
covenants,  conditions,  and  restrictions,  rights of way,  easements  and other  matters  of public  record  as of the  date of  recording  of such  Mortgage  and such  permissible  title exceptions  as are  listed  in the  Program  Guide  and  (iii)  other  matters  to which  like properties  are commonly  subject which do not  materially  adversely  affect the value,  use, enjoyment  or  marketability  of the  Mortgaged  Property.  In  addition,  with respect to any
Mortgage  Loan  listed on the  attached  Schedule  A with  respect  to which any  document  or documents  constituting  a part of the Mortgage  File are missing or defective in any material respect  as to which the  Company  delivers  to the  Trustee  or the  Custodian  an  affidavit certifying that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan subsequently  is in  default  and  the  enforcement  thereof  or of the  related  Mortgage  is materially  adversely  affected  by the  absence  or  defectiveness  of any such  document  or documents of the original  Mortgage Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

Section 7.       This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their respective  successors and assigns,  and no other person shall have any right or obligation hereunder.

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement on the date first written above.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By:  /s/ Tim Jacobson
                                            Name: Tim Jacobson
                                            Title:   Associate

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.

                                            By:  /s/ Jeffrey Blaschko
                                            Name: Jeffrey Blaschko
                                            Title:   Vice President

                                          SCHEDULE A

                               Schedule of Mortgage Loans with
                                   Defective Mortgage Files

                                          EXHIBIT A

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

                                                                      REVISED October 20, 2006

----------------------------------------------------------------------------------------------
                       STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
----------------------------------------------------------------------------------------------
    STATE/JURISDICTION         NAME OF ANTI-PREDATORY LENDING      CATEGORY UNDER APPLICABLE
                                     LAW/EFFECTIVE DATE           ANTI-PREDATORY LENDING LAW
--------------------------- ------------------------------------- ----------------------------
Arkansas                    Arkansas Home Loan Protection Act,    High Cost Home Loan
                            Ark. Code Ann.ss.ss.23-53-101 et seq.
                            Effective July 16, 2003
--------------------------- ------------------------------------- ----------------------------
Cleveland Heights, OH       Ordinance No. 72-2003 (PSH), Mun.     Covered Loan
                            Codess.ss.757.01 et seq.
                            Effective June 2, 2003
--------------------------- ------------------------------------- ----------------------------
Colorado                    Consumer Equity Protection, Colo.     Covered Loan
                            Stat. Ann.ss.ss.5-3.5-101 et seq.
                            Effective for covered loans offered
                            or entered into on or after January
                            1, 2003. Other provisions of the
                            Act took effect on June 7, 2002
--------------------------- ------------------------------------- ----------------------------
Connecticut                 Connecticut Abusive Home Loan         High Cost Home Loan
                            Lending Practices Act, Conn. Gen.
                            Stat.ss.ss.36a-746 et seq.
                            Effective October 1, 2001
--------------------------- ------------------------------------- ----------------------------
District of Columbia        Home Loan Protection Act, D.C. Code   Covered Loan
                          ss.ss.26-1151.01 et seq.
                            Effective for loans closed on or
                            after January 28, 2003
--------------------------- ------------------------------------- ----------------------------
Florida                     Fair Lending Act, Fla. Stat. Ann.     High Cost Home Loan
                          ss.ss.494.0078 et seq.
                            Effective October 2, 2002
--------------------------- ------------------------------------- ----------------------------
Georgia (Oct. 1, 2002 -     Georgia Fair Lending Act, Ga. Code    High Cost Home Loan
Mar. 6, 2003)               Ann.ss.ss.7-6A-1 et seq.
                            Effective October 1, 2002 - March
                            6, 2003
--------------------------- ------------------------------------- ----------------------------
Georgia as amended (Mar.    Georgia Fair Lending Act, Ga. Code    High Cost Home Loan
7, 2003 - current)          Ann.ss.ss.7-6A-1 et seq.
                            Effective for loans closed on or
                            after March 7, 2003
--------------------------- ------------------------------------- ----------------------------
HOEPA Section 32            Home Ownership and Equity             High Cost Loan
                            Protection Act of 1994, 15 U.S.C.ss.
                            1639, 12 C.F.R.ss.ss.226.32 and
                            226.34
                            Effective October 1, 1995,
                            amendments October 1, 2002
--------------------------- ------------------------------------- ----------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION STATE/JURISDICTION NAME OF ANTI-PREDATORY
LENDING LAW/EFFECTIVE DATE CATEGORY UNDER APPLICABLE ANTI-PREDATORY LENDING LAW

---------------------------- ------------------------------------ ----------------------------
Illinois                     High Risk Home Loan Act, Ill.        High Risk Home Loan
                             Comp. Stat. tit. 815,ss.ss.137/5 et
                             seq.
                             Effective January 1, 2004 (prior
                             to this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ------------------------------------ ----------------------------
Indiana                      Indiana Home Loan Practices Act,     High Cost Home Loans
                             Ind. Code Ann.ss.ss.24-9-1-1 et seq.
                             Effective January 1, 2005; amended
                             by 2005 HB 1179, effective July 1,
                             2005.
---------------------------- ------------------------------------ ----------------------------
Kansas                       Consumer Credit Code, Kan. Stat.     High Loan to Value
                             Ann.ss.ss.16a-1-101 et seq.            Consumer Loan (id.sS.
                             Sections 16a-1-301 and 16a-3-207     16a-3-207) and;
                             became effective April 14, 1999;
                             Section 16a-3-308a became
                             effective July 1, 1999
---------------------------- ------------------------------------ ----------------------------
                                                                  High APR Consumer Loan
                                                                  (id.ss.16a-3-308a)
---------------------------- ------------------------------------ ----------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home    High Cost Home Loan
                             Loan Act, Ky. Rev. Stat.ss.ss.
                             360.100 et seq.
                             Effective June 24, 2003
---------------------------- ------------------------------------ ----------------------------
Maine                        Truth in Lending, Me. Rev. Stat.     High Rate High Fee
                             tit. 9-A,ss.ss.8-101 et seq.           Mortgage
                             Effective September 29, 1995 and
                             as amended from time to time
---------------------------- ------------------------------------ ----------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss. High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.
                             40.01 et seq.
                             Effective March 22, 2001 and
                             amended from time to time
---------------------------- ------------------------------------ ----------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev.     Home Loan
                             Stat.ss.ss.598D.010 et seq.
                             Effective October 1, 2003
---------------------------- ------------------------------------ ----------------------------
New Jersey                   New Jersey Home Ownership Security   High Cost Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B-22 et seq.
                             Effective for loans closed on or
                             after November 27, 2003
---------------------------- ------------------------------------ ----------------------------
New Mexico                   Home Loan Protection Act, N.M.       High Cost Home Loan
                             Rev. Stat.ss.ss.58-21A-1 et seq.
                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ------------------------------------ ----------------------------
New York                     N.Y. Banking Law Article 6-l         High Cost Home Loan
                             Effective for applications made on
                             or after April 1, 2003
---------------------------- ------------------------------------ ----------------------------
North Carolina               Restrictions and Limitations on      High Cost Home Loan
                             High Cost Home Loans, N.C. Gen.
                             Stat.ss.ss.24-1.1E et seq.
                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end
                             lines of credit)
---------------------------- ------------------------------------ ----------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION STATE/JURISDICTION NAME OF ANTI-PREDATORY
LENDING LAW/EFFECTIVE DATE CATEGORY UNDER APPLICABLE ANTI-PREDATORY LENDING LAW

---------------------------- ------------------------------------ ----------------------------
Ohio                         H.B. 386 (codified in various        Covered Loan
                             sections of the Ohio Code), Ohio
                             Rev. Code Ann.ss.ss.1349.25 et seq.
                             Effective May 24, 2002
---------------------------- ------------------------------------ ----------------------------
Oklahoma                     Consumer Credit Code (codified in    Subsection 10 Mortgage
                             various sections of Title 14A)
                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ------------------------------------ ----------------------------
Rhode Island                 Rhode Island Home Loan Protection    High Cost Home Loan
                             Act, R.I. Gen. Lawsss.ss.34-25.2-1
                             et seq. Effective December 31,
                             2006.
---------------------------- ------------------------------------ ----------------------------
South Carolina               South Carolina High Cost and         High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann.ss.ss.37-23-10 et seq.
                             Effective for loans taken on or
                             after January 1, 2004
---------------------------- ------------------------------------ ----------------------------
Tennessee                    Tennessee Home Loan Protection       High Cost Home Loan
                             Act, Tenn. Code Ann.ss.ss.45-20-101
                             et seq. Effective January 1, 2007.
---------------------------- ------------------------------------ ----------------------------
West Virginia                West Virginia Residential Mortgage   West Virginia Mortgage
                             Lender, Broker and Servicer Act,     Loan Act Loan
                             W. Va. Code Ann.ss.ss.31-17-1 et
                             seq.
                             Effective June 5, 2002
---------------------------- ------------------------------------ ----------------------------

----------------------------------------------------------------------------------------------
                        STANDARD & POOR'S COVERED LOAN CATEGORIZATION
----------------------------------------------------------------------------------------------
   STATE/JURISDICTION         NAME OF ANTI-PREDATORY LENDING       CATEGORY UNDER APPLICABLE
                                    LAW/EFFECTIVE DATE            ANTI-PREDATORY LENDING LAW
------------------------- --------------------------------------- ----------------------------
Georgia (Oct. 1, 2002 -   Georgia Fair Lending Act, Ga. Code      Covered Loan
Mar. 6, 2003)             Ann.ss.ss.7-6A-1 et seq.
                          Effective October 1, 2002 - March 6,
                          2003
------------------------- --------------------------------------- ----------------------------
New Jersey                New Jersey Home Ownership Security      Covered Home Loan
                          Act of 2002, N.J. Rev. Stat.ss.ss.
                          46:10B-22 et seq.
                          Effective November 27, 2003 - July 5,
                          2004
------------------------- --------------------------------------- ----------------------------

----------------------------------------------------------------------------------------------
                         STANDARD & POOR'S HOME LOAN CATEGORIZATION
----------------------------------------------------------------------------------------------
  STATE/JURISDICTION         NAME OF ANTI-PREDATORY LENDING        CATEGORY UNDER APPLICABLE
                                   LAW/EFFECTIVE DATE             ANTI-PREDATORY LENDING LAW
------------------------ ---------------------------------------- ----------------------------
Georgia (Oct. 1, 2002    Georgia Fair Lending Act, Ga. Code       Home Loan
- Mar. 6, 2003)          Ann.ss.ss.7-6A-1 et seq.
                         Effective October 1, 2002 - March 6,
                         2003
------------------------ ---------------------------------------- ----------------------------

                                    EXHIBIT-5

STANDARD & POOR'S HOME LOAN CATEGORIZATION STATE/JURISDICTION NAME OF ANTI-PREDATORY LENDING
LAW/EFFECTIVE DATE CATEGORY UNDER APPLICABLE ANTI-PREDATORY LENDING LAW

----------------------- ----------------------------------------- ----------------------------
New Jersey              New Jersey Home Ownership Security Act    Home Loan
                        of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                        et seq.
                        Effective for loans closed on or after
                        November 27, 2003
----------------------- ----------------------------------------- ----------------------------
New Mexico              Home Loan Protection Act, N.M. Rev.       Home Loan
                        Stat.ss.ss.58-21A-1 et seq.
                        Effective as of January 1, 2004;
                        Revised as of February 26, 2004
----------------------- ----------------------------------------- ----------------------------
North Carolina          Restrictions and Limitations on High      Consumer Home Loan
                        Cost Home Loans, N.C. Gen. Stat.ss.ss.
                        24-1.1E et seq.
                        Effective July 1, 2000; amended October
                        1, 2003 (adding open-end lines of
                        credit)
----------------------- ----------------------------------------- ----------------------------
South Carolina          South Carolina High Cost and Consumer     Consumer Home Loan
                        Home Loans Act, S.C. Code Ann.ss.ss.
                        37-23-10 et seq.
                        Effective for loans taken on or after
                        January 1, 2004
----------------------- ----------------------------------------- ----------------------------